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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 30, 2003

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                  333-68542                     13-3633241
          --------                  ---------                     ----------
(STATE OR OTHER JURISDICTION      (COMMISSION                 (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)               IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                    10l79
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       (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of September 1, 2003 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

         2. Grantor Trust Agreement, dated as of September 30, 2003 between Structured Asset Mortgage Investments Inc., as seller, and JPMorgan Chase Bank, as grantor trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.


                                                     By: /s/ Baron Siverstein
                                                         -----------------------
                                                     Name:   Baron Silverstein
                                                     Title:  Vice President


Dated: October 14, 2003

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4.1                           Pooling and Servicing               5
                                                            Agreement

2                             3.1                           Grantor Trust Agreement             6